Warrant liabilities	12 Months Ended
Dec. 31, 2022
Description Of Accounting Policy For Warrants Text Block Abstract
Warrant liabilities
10	Warrant liabilities

In conjunction with the Venture Loan with Horizon Technology Finance Corporation and Powerscourt Investments XXV, on December 17, 2021, six warrants have been issued to the lenders. Combined, these warrants allow the holder to purchase 45,454 common shares at an exercise price of $13.20 On June 22, 2022, in connection with the draw down of the remaining of $10,000 under the Venture Loan, the number of shares for which these warrants are exercisable increased to 56,818 with no change in exercise price. The warrants can be exercised at any moment from grant date to the 10 year anniversary and will be automatically exercised on expiration date. The holder can choose to exercise the warrant with a payment to the Corporation or exercise on a net issuance basis (cashless). This last feature breaches the fixed-for-fixed criterion, therefore the warrants are classified as financial liability and will be remeasured at FVTPL at each reporting period.

The fair values of warrants are estimated using the Black-Scholes option pricing model. The weighted average assumptions used in the Black-Scholes valuation model for the periods presented were as follows:

	December 31, 2022	December 31, 2021

Risk-free interest rate	4.01%	0.94%
Market price	$2.43	$12.80
Expected volatility	102.21%	94.44%
Expected dividend yield	–	–
Expected life (years)	1.5	2.5